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                                                                   EXHIBIT 10(A)





                          1985 FIRSTMERIT CORPORATION
                                STOCK PLAN (CV)
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                         1985 FIRSTMERIT CORPORATION
                               STOCK PLAN (CV)
              AS AMENDED AND RESTATED EFFECTIVE JANUARY 31, 1995
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    1.   PURPOSE.  The purpose of the 1985 FirstMerit Corporation Stock Plan
(CV) (the "Plan") is to advance the interests of FirstMerit Corporation, its affiliates and subsidiaries (hereinafter referred to collectively as the "Corporation") and its shareholders by providing a means whereby key employees of the Corporation may be given an opportunity to purchase stock and to share in the increase in the Corporation's market value by the exercise of options and stock appreciation rights granted under the Plan. The Corporation's purpose in granting options is to retain present personnel upon whose judgment, initiative and efforts the successful conduct of the business of the Corporation largely depends, and to attract new personnel. This purpose will be achieved through the granting under the Plan of (a) incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) non-qualified stock options (all options other than incentive stock options), and (c) tandem stock appreciation rights. Incentive and non-qualified stock options shall hereinafter be referred to as "Options" and stock appreciation rights shall be referred to as "Rights."

    2. ADMINISTRATION. The plan shall be administered by the Compensation Committee, (the "Committee"), which shall be comprised of directors of the Corporation who shall be appointed by and serve at the pleasure of the Board of Directors (the "Board") of the Corporation. Members of the Committee shall be "disinterested persons" within the meaning of such term in the rules promulgated from time to time under Section 16 of the Securities Exchange Act of 1934, as amended. The Committee shall have full and final authority with respect to the Plan to (i) interpret all provisions of the Plan consistent with law; (ii) designate the key employees to receive grants of Options; (iii) determine the number and type of Options to be granted to each key employee;
(iv) specify the number of shares subject to each Option and whether the Options will have tandem Rights, and if so, to what extent; (v) prescribe the form and terms of instruments evidencing any Options and Rights granted under this Plan; (vi) make special awards when appropriate; (vii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (viii) make all other determinations necessary or advisable for the administration of this Plan.

    3. ELIGIBILITY AND FACTORS TO BE CONSIDERED IN GRANTING OPTIONS. Participation in the Plan shall be determined by the Committee and shall be limited to key employees. In making any determination as to the employees to whom Options shall be granted and as to the number of shares to be subject thereto, the Committee shall take into account, in each case, the level and responsibility of the employee's position, the level of the employee's performance, the employee's level of compensation, the assessed potential of the employee and such other factors as the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

    The aggregate fair market value (determined as of the time the incentive stock option is granted) of the stock with respect to which such incentive stock option is exercisable for the first time by such employee during any calendar year (under this Plan and all other stock option plans of the Corporation) shall not exceed $100,000. To the extent that an option does not qualify as an incentive stock option by reason of the foregoing fair market value limitation, it shall be treated
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as a non-qualified stock option and shall be governed by the pertinent terms and conditions of this Plan.

    Options not intended to qualify as incentive stock options (i.e., non-qualified stock options) under Section 422 of the Code may be granted to any Plan participant without regard to the Section 422 limitation.

    Directors of the Corporation who are not also key employees are not eligible to participate in the Plan.

    4. STOCK SUBJECT TO PLAN. Subject to adjustments as provided in Section 7(a) hereof, the stock to be offered under this Plan shall be authorized but unissued common shares or Treasury stock of the Corporation. The aggregate number of shares to be issued under this Plan shall not exceed 317,921 shares. This number may be adjusted to reflect any change in the capitalization of the Corporation resulting from a stock dividend or a stock split or other adjustment contemplated by Section 7(a) of the Plan and occurring after the adoption of this Plan. The Corporation will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.

    If an Option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of this Plan. If a Right related to an Option is exercised in whole or in part for cash, all or a portion of the related Option, as the case may be, shall be surrendered. The shares subject thereto shall be available for future issuance under this Plan. If a Right is exercised in whole or in part for stock, the number of shares received by the participant shall be deducted from the number of shares available for future issuance under this Plan.

    5.   OPTIONS.

         (a) ALLOTMENT OF SHARES. The Committee may in its sole discretion and subject to the provisions of the Plan, grant to participants, at such times as it deems appropriate following adoption of the Plan by the Board, Options to purchase shares. Options granted under this Plan may be: (i) Options which are intended to qualify as incentive stock options under Section 422 of the Code; or (ii) Options which are not intended to qualify under Section 422 of the Code.

         Options may be allowed to participants in such amounts, subject to the limitations specified in this Section, as the Committee, in its sole discretion, may from time to time determine.

         (b) OPTION PRICE. The price per share at which each Option granted under the Plan may be exercised shall not, as to any particular Option, be less than one hundred percent (100%) of the fair market value of the stock at the time such Option is granted. In the case of a participant who is granted an incentive stock option and who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (as determined under Section 424(d) of the Code) at the time the Option is granted, the Option price shall not be less than one hundred ten percent (110%) of the fair market value of the stock at the time the Option is granted.





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         If the Corporation's stock is traded other than on a national securities exchange at the time of the granting of an Option, then the price per share shall be not less than the average between the bid and asked price on the date the Option is granted or, if there is no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Committee shall make a good faith determination of the price per share. If the Corporation's stock is listed on a national securities exchange at the time of granting an Option, then the price per share shall be no less than the average of the highest and lowest selling price on such exchange on the date such Option is granted or, if there were no sales on said date, then on the next prior business day on which there were sales. The date on which the Committee approves the granting of an Option shall be deemed the date on which the Option is granted.

         (c) OPTION PERIOD. An Option granted under the Plan shall terminate, and the right of the participant (or his estate, personal representative, or beneficiary) to purchase shares upon exercise of the Option shall expire, on the date determined by the Committee at the time the Option is granted. No Option, however, may have a life of more than ten years after the date on which it is granted. In the case of a participant who owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the Corporation's stock, no incentive stock option may have a life of more than five years after the date on which it is granted. Options granted in tandem with Rights shall automatically terminate if and to the extent the tandem Rights are exercised.

         (d) EXERCISE OF OPTIONS.

             (1) BY A PARTICIPANT DURING CONTINUOUS EMPLOYMENT. Unless otherwise determined by the Committee, an Option will be exercisable immediately after the date the Option was granted.

             During the lifetime of a participant to whom an Option is granted, the Option may be exercised only by the participant, his attorney-in-fact, or his guardian as hereinafter provided.

             A participant who has been continuously employed by the Corporation (or a predecessor in interest) since the date of Option grant is eligible to exercise all Options granted up to the date specified by the Committee for the termination of such Options. The Committee will decide in each case to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

             (2) BY A FORMER EMPLOYEE. Participants who terminate employment with the Corporation for reasons other than retirement, permanent and total disability or death, must exercise all Options previously awarded within ninety
(90) days after such termination (but no later than the end of the fixed term of the Option). Failure to exercise all Options within such time period will result in their forfeiture.

             (3) IN CASE OF RETIREMENT. If a participant who was granted an Option retires, the Option must be exercised as follows: (i) incentive stock options may be exercised within ninety (90) days of such termination (but no later than the termination date assigned to the





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incentive stock options by the Committee) and (ii) non-qualified stock options must be exercised before the date assigned by the Committee for their termination. If the participant should become permanently and totally disabled or die within the aforementioned ninety (90) day period following termination, the incentive stock option provisions contained in Section 5(d), Paragraphs 4 and 5 hereof, shall apply. The Options may be exercised only for the number of shares for which they could have been exercised at the time the participant retired.

             (4) IN CASE OF PERMANENT AND TOTAL DISABILITY. If a participant who was granted an Option terminates employment with the Corporation because of permanent and total disability, the Option must be exercised as follows: (i) incentive stock options must be exercised within one year of such termination (but no later than the termination date assigned to the incentive stock options by the Committee) and (ii) non-qualified stock options must be exercised before the date assigned by the Committee for their termination. The Option may be exercised only for the number of shares for which it could have been exercised at the time the participant terminated employment with the Corporation.

             (5) IN CASE OF DEATH. If a participant who was granted an Option dies, the Option (both incentive and non-qualified stock options) must be exercised no later than the end of the fixed term of the Option by his estate, or by a person who acquired the right to exercise the Option by bequest or inheritance. The Option may be exercised only for the number of shares for which it could have been exercised at the time the participant died.

             (6) SEQUENTIAL EXERCISE REQUIREMENT. Notwithstanding anything to the contrary herein contained, if a participant was granted an incentive stock option hereunder prior to December 31, 1986 and at the time of grant such participant had one or more outstanding incentive stock options to purchase stock in the Corporation or in a corporation which (at the time of granting such option) was a parent or subsidiary or a predecessor of any such corporations, then all such incentive stock options granted prior to December 31, 1986 must be exercised in the sequential order in which they were granted.

             No such sequential exercise requirement shall apply to any non-qualified stock option granted hereunder nor to any incentive stock option granted after December 31, 1986.

             (7) TERMINATION OF OPTIONS. An Option granted under this Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of this Plan, it can no longer be exercised for shares originally subject to the Option.

         (e) METHOD OF EXERCISE. Each Option granted under this Plan shall be deemed exercised when the holder shall indicate the decision to do so in writing delivered to the Corporation, and, shall at the same time tender to the Corporation payment in full in cash for the shares for which the Option is exercised and shall comply with such other reasonable requirements, including requirements relating to withholding of taxes, as the Committee may establish pursuant to Section 7(c) of the Plan.





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         This provision shall not preclude exercise of or payment for an Option by any other proper legal method specifically approved by the Committee. No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

         An Option granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan for the remaining shares subject to the Option.

    6.   RIGHTS.

         (a) GRANT. The Committee may grant Rights concurrently with the grant of an Option or, in the case of an Option which is not an incentive stock option, with respect to an outstanding Option.

         (b) LIMITATIONS ON EXERCISE. Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable. Rights shall automatically terminate if and to the extent the connected Option terminates or is exercised.

         Rights shall be subject to any other terms and conditions not inconsistent with the Plan as may from time to time be approved by the Committee.

         (c) EXERCISE. Rights entitle the holder of an Option in connection with which such Rights are granted, upon exercise of the Rights, to surrender the Option, or any applicable portion thereof, to the extent unexercised, and to receive cash, common stock or combinations of the foregoing, as determined by the Committee. The participant shall receive payment in an amount equal to the excess of the fair market value of the shares of common stock subject to such Option (or portion thereof) surrendered over the Option price of such shares.

         (d) METHOD OF EXERCISE. Each Right granted under this Plan shall be exercised by the holder indicating the decision to do so in writing delivered to the Corporation and complying with such other reasonable requirements as the Committee may establish, pursuant to Section 7(c) of the Plan.

         This provision shall not preclude exercise of a Right by any other proper legal method specifically approved by the Committee. Any exercise of Rights by a participant involving a cash settlement may be made only in a manner consistent with the requirements for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934.

    No person, estate or other entity shall have any of the rights of a shareholder with references to shares subject to a Right until a certificate for the shares has been delivered.

    A Right granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of a Right shall not affect the right to exercise the Right from time to time in accordance with this Plan for the remaining shares subject to the Right.





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         (e) TERMINATION OF OPTION.  To the extent that Rights shall be exercised, the Option in connection with which the Rights have been granted shall be deemed to have terminated for a reason other than the exercise thereof for the purpose of the maximum limitation in the aggregate number of shares that may be delivered under this Plan and only the number of shares delivered on exercise of the Rights shall be charged against the maximum number of shares which may be delivered under this Plan, as set forth in Section 4 of the Plan.

    7.   OTHER PROVISIONS.

         (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the shares subject to the Plan or to any Option granted under the Plan by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up, combination, or exchange of shares, or other change in the corporate structure of the Corporation, the aggregate number of shares as to which Options may thereafter be granted under the Plan, the number of shares subject to each outstanding Option, and the Option price with respect to the shares shall be appropriately adjusted by the Committee and such adjustments shall be final, binding and conclusive.

         (b) NON-TRANSFERABILITY. No Option or Right granted to a participant under this Plan shall be transferable other than by will or the laws of descent and distribution.

         (c) COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES. No Option or Right shall be exercisable and no shares will be delivered under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which the Corporation's shares may be listed. Any share certificate issued to evidence shares for which an Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option or Right shall be exercisable and no shares will be delivered under this plan until the Corporation has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

    In the case of the exercise of an Option or Right by a person or estate acquiring the right to exercise the Option or Right by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the Option or Right and may require consents and releases of taxing authorities that it may deem advisable.

         (d) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any participant under this Plan any right to continue in the employ of the Corporation, or shall in any way affect the right and power of the Corporation to terminate the employment of any participant under this Plan at any time with or without assigning a reason therefor, to the same extent as the Corporation might have done if this Plan had not been adopted.





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         (e) AMENDMENT AND TERMINATION.  The Board may at any time suspend, amend or terminate this Plan.  Except for adjustments made in accordance with
Section 7(a), neither the Board nor the Committee may, without the consent of the holder of the Option or Right, alter or impair any Option or Right previously granted under the Plan. No Option or Right may be granted during any suspension of the Plan or after such termination.

    In addition to Board approval of an amendment, if the amendment would: (i) materially increase the benefits accruing to participants; (ii) increase the number of securities issuable under this Plan (other than in accordance with the provisions of Section 7(a)); or (iii) modify the requirements for eligibility, then such amendment shall be approved by the holders of a majority of the Corporation's outstanding capital stock represented and entitled to vote at a meeting held for the purpose of approving such amendment.

         (f) EFFECTIVE DATE OF THE PLAN AND AMENDMENTS. This Plan was adopted by the board of directors of The Citizens Savings Bank of Canton ("Citizens Savings") on July 22, 1985 as the "Stock Option Plan" and became effective on December 1, 1985; this Plan was approved by the shareholders of Citizens Savings on January 20, 1986. The Plan was amended by the board of directors of The CIVISTA Corporation ("CIVISTA"), successor in interest to Citizens Savings, on and effective April 21. 1992. The Board of the Corporation assumed the Plan as amended and restated herein effective January 31, 1995, conditioned upon the merger of CIVISTA by and into the Corporation.

         (g) DURATION OF THE PLAN. Unless previously terminated by the Board, this Plan shall terminate at the close of business on November 30, 1995, and no Option or Right shall be granted under it thereafter, but such termination shall not affect any Option or Right theretofore granted.





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